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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY [*]. THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                O-I CONFIDENTIAL

                          OWENS-ILLINOIS CLOSURE, INC.
                                        &
                              USA DETERGENTS, INC.

                        TRIGGER SPRAYER SUPPLY AGREEMENT

        This SUPPLY AGREEMENT dated May 29, 1997, is made and entered into by and between USA Detergents, Inc. and Owens-Illinois Closure Inc.
("Owens-Brockway") with a mailing address of One SeaGate, 29 LDP, Toledo, Ohio 43666, Attention David Andrulonis.

STANDARD 0188 TRIGGER SPRAYER

Includes polyethylene nozzle cup, 302ss Spring and Ball, foamed polyethylene liner, spray/stream/off nozzle, and 28/400 closure. Components in standard USA Detergents, Inc. color combinations.

QUANTITIES

[*] Supply Agreement [*].

TERM OF AGREEMENT

The term of this Supply Agreement shall be from July 1, 1997 through January 31, 2001.

[*]

RESIN PRICE ADJUSTMENT

[*].

CONSIDERATION

In Consideration for [*] Supply Agreement, Owens-Illinois Inc. will provide [*] for all USA Detergents [*] purchases. This price reduction will take effect once [*] shipments begin [*] and continue until the end of this agreement while all conditions are met.

OPTIONS

Features and upgrades will be quoted separately and added to the above base prices as appropriate.

TERMS

[*].
Freight - Delivered to North Brunswick, N.J.  08902-1469.
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
                  USA DETERGENTS INC.                                  OWENS-ILLINOIS CLOSURE INC.

BY:      /S/  DAN PARKER                                      BY:      /S/  DAVID L. ANDRULONIS
         -----------------------------------                           -----------------------------------
TITLE:   VP - MATERIALS MANAGEMENT                                     TITLE:   VP  BUSINESS UNIT MANAGER
         -----------------------------------                           -----------------------------------
DATE:    JULY 22, 1997                                        DATE:    JULY 23, 1997
         -----------------------------------                           -----------------------------------
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